Exhibit 10.7

INDEMNIFICATION AGREEMENT

          THIS AGREEMENT is made as of the 31st day of March 2010, by and among Greektown Superholdings, Inc., a Delaware corporation (the “Company”), the Noteholder Plan Proponents (as defined below) and George Boyer (the “Indemnitee”). Certain other terms used herein are used as defined below in Section 1 or elsewhere in this Agreement.

BACKGROUND

          The Indemnitee has agreed to serve as the sole director of the Company for the period commencing as of the date hereof until the Effective Date, as such term is defined in the Second Amended Joint Plans of Reorganization (the “Plan”) of Greektown Holdings, L.L.C. et. al. dated December 7, 2009, as amended. As a condition to Indemnitee’s service, the Indemnitee has requested, and the Company and the Noteholder Plan Proponents have agreed, to enter into this Agreement with the Indemnitee concerning indemnification by the Company as primary obligor and the Plan Proponents as secondary obligors. Nothing herein shall require Indemnitee to continue to serve in any position with the Company.

WITNESSETH

          NOW, THEREFORE, in consideration of the Indemnitee’s service as a director of the Company after the date hereof, in consideration of the mutual covenants herein, the parties to this Agreement, intending to be legally bound, agree as follows:

1.	Definitions.

          “Action” means any threatened, pending or completed investigation, action, suit or proceeding (including alternative dispute mechanisms), whether brought by or in the right of the Company, a Related Company, or otherwise, and whether civil, criminal, regulatory, administrative or investigative, to which the Indemnitee is, was or at any time becomes, or is threatened to be made, a party (or otherwise involved, including as a witness), by reason of the fact that the Indemnitee at any time after the date hereof is, was or becomes an officer, director, employee, consultant or agent of the Company or any Related Company or is, was or becomes a trustee of any benefit plan of the Company or any Related Company, or by reason of anything done or not done by the Indemnitee in any such capacity.

          “Expenses” means any and all fees, expenses, liabilities and losses, including reasonable expenses and reasonable attorney’s fees, judgments, fines, ERISA excise taxes or penalties and any and all amounts paid or to be paid in settlement or other resolution for Actions and claims.

          “Noteholder Plan Proponents” means, collectively, the entities listed on Schedule A hereto.

          “Related Company” means any corporation, partnership, limited liability company, joint venture, trust or other entity as to which the Indemnitee is or was serving or at any time serves at the request of the Company as an officer, director, manager, trustee, employee, consultant or agent.

2.	Agreement to Indemnify.

          Subject to the provisions of Section 3 hereof, the Company shall, and does hereby, hold harmless and indemnify the Indemnitee from and against any and all Expenses that are actually incurred by the Indemnitee in connection with any Action.

3.	Limitations on Indemnity.

(a) No indemnity pursuant to Section 2 hereof or contribution pursuant to Section 4 hereof with respect to any particular Expenses shall be paid to the Indemnitee:

          (i) to the extent the Indemnitee has been previously paid for the same Expenses pursuant to any directors and officers liability insurance of the Company and/or a Related Company that is then in force and effect and not subject to reimbursement by Indemnitee; or

(ii) if and to the extent a court having jurisdiction in the matter shall determine in a final non-appealable decision that such indemnification is not lawful.

4.	Contribution by Noteholder Plan Proponents

          (a) In the event that the Company fails to pay the Indemnitee the full amount due to Indemnitee pursuant to this Agreement (including without limitation Section 10 hereof) after 10 days written notice of demand therefore, together with appropriate substantiating documentation, the Noteholder Plan Proponents shall each contribute their pro rata share of the amount of such shortfall. The contribution by each Plan Proponent shall be made by direct payment to the Indemnitee within five business days of receipt of written notice from the Indemnitee that the Company has failed to make such payment within such 10 day period. The pro rata share of each Plan Proponent shall be calculated with reference to the percentages listed opposite the name of each Noteholder Plan Proponent’s name on Schedule A hereto. The obligation of the Plan Proponents shall not be affected by any claim that the Agreement is not enforceable against the Company.

          (b) In the event that any Plan Proponent fails to contribute its pro rata share within the prescribed five business day time period (a “Defaulting Plan Proponent”), each of the Plan Proponents shall become jointly and severally liable for the amount of the shortfall and Indemnitee may make written demand on any Noteholder Plan Proponent for the full amount of such shortfall. The amount of such shortfall shall be paid by the Plan Proponent on whom demand is made (the “Substitute Plan Proponent”) within five business days of receipt of such written demand. If any Plan Proponent shall contribute more than its pro rata share, it shall have a right of action against each Defaulting Plan Proponent for the amount paid by the Substitute Plan Proponent over its pro rata share. The obligation of the Defaulting Plan Proponent to the Substitute Plan Proponent shall be due immediately after the excess payment is made by the Substitute Plan Proponent.

(c) For the avoidance of doubt, the Company, and the insurers (“D&O Insurers”) under any directors and officer’s liability insurance policy procured by the

Company (to the extent such policy contains prior acts coverage) shall be considered the indemnitors of first resort with respect to indemnification under this Agreement and the Plan Proponents shall be secondary obligors.

          (d) It is understood that the obligations of the Plan Proponents under this Agreement shall terminate on the Effective Date of the Plan. Notwithstanding the foregoing, any obligation of the Plan Proponents to make any payment which shall have become due, with any applicable notice period having lapsed, before the Effective Date (including an obligation in respect of a claim over against a Defaulting Plan Proponent”) shall survive the Effective Date and shall continue to be enforceable against such Plan Proponent.

          (e) In the event that any Plan Proponent shall make a payment to Indemnitee hereunder, it shall be subrogated to all rights of recovery of the Indemnitee against the Company and against the D&O Insurers in respect of the indemnified amount. The Indemnitee shall fully cooperate with the Plan Proponents in enforcing any such subrogation rights at the expense of the Plan Proponents, including executing any documents reasonably requested to assist with such recovery.

5.	Notice to Company; Plan Proponents; Defense of Actions; Settlement.

          (a) Promptly following receipt by the Indemnitee of written notice of the commencement of any Action as to which the Indemnitee desires to make a claim against the Company under this Agreement, the Indemnitee shall notify the Company in writing of such commencement; provided, that the failure by Indemnitee to so notify the Company shall not relieve the Company of any liability hereunder except to the extent such failure actually and materially prejudices the ability of the Company to defend such Action. Any written notice required to be provided to the Company shall be deemed to have been given when personally delivered or when mailed, by certified or registered mail, to the following address (or to such other address provided to the Indemnitee in writing):

Greektown Superholdings, Inc.
555 East Lafayette
Detroit, MI 48226

with a copy to:

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797
Attn: Allan Brilliant, Esq.

          (b) Any written notice required to be provided to the Indemnitee shall be deemed to have been given when personally delivered or when mailed, by certified or registered mail, to the following address (or to such other address provided to the Plan Proponents in writing):

Greektown Superholdings, Inc.
555 East Lafayette
Detroit, MI 48226
Attn: George Boyer

With a copy to:

McDermott Will & Emery LLP
227 West Monroe Street
Chicago, IL 60606-5096
Attn: Scott M. Williams

          (c) Any written notice required to be provided to the Plan Proponents shall be deemed to have been given when personally delivered or when mailed, by certified or registered mail, to the address of each Plan Proponent as set forth on Schedule A (or to such other address provided to the Indemnitee in writing).

(d) With respect to any Action as to which the Indemnitee has notified the Company,

(i) the Company will be entitled to participate therein at its own expense; and

          (ii) the Company will be entitled to assume the defense thereof through counsel reasonably acceptable to Indemnitee and at the Company’s expense; provided that the Company shall not be entitled to assume or continue the defense of any Action (a) brought by or on behalf of the Company, (b) that the Indemnitee shall have reasonably concluded based upon advice of counsel that (1) there may separate defenses available to Indemnitee from those available to the Company where such dual representation would be adverse to the interests of Indemnitee or (2) there is another conflict of interest between the Company and Indemnitee in the conduct of the defense of such Action or (c) that arises in connection with a criminal proceeding or a proceeding seeking equitable or injunctive relief against Indemnitee; or (d) if the Company fails to engage counsel to assume such defense in a timely manner, so as not to prejudice the rights of Indemnitee; or (e) the Company fails to conduct the defense in a manner reasonably satisfactory to the Indemnitee; provided, further, that if the Company assumes the defense of any Action, the Indemnitee will be entitled to participate therein at his own expense.

          (e) Without Indemnitee’s prior written consent, the Company shall not settle any Action in any manner unless the sole relief provided is monetary damages that are paid in full by the Company or any nonmonetary relief does not adversely affect the Indemnitee. The Indemnitee shall not settle any Action in any manner without the consent of the Company and (if settled before the Effective Date), the Plan Proponents, acting by a majority, measured by their pro rata interests. Notwithstanding the foregoing, none of the parties hereto will unreasonably withhold his or its consent to any proposed settlement.

6.	Indemnification Hereunder Not Exclusive.

          The indemnification provided by this Agreement shall be in addition to and not exclusive of any other rights to which the Indemnitee may be entitled under any certificate or articles of incorporation, bylaws, agreement, vote of the stockholders or directors, statute or otherwise.

7.	Partial Indemnification.

          If the Indemnitee shall be entitled under any provision of this Agreement to indemnification by the Company for a portion of any Expenses incurred, but not (for any reason) for the total amount thereof, the Company shall indemnify the Indemnitee for such portion.

8.	Separability.

          If any portion of this Agreement shall be invalidated on any grounds by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee to the fullest extent permitted by (a) any applicable portion of this Agreement that shall not have been invalidated, including all other portions of a Section held to contain any such invalidated provision that are not themselves specifically invalidated, and (b) any applicable law.

9.	Applicable Laws.

          To the extent that any laws relating to indemnification shall apply to the Company’s indemnification of the Indemnitee under this Agreement, this Agreement shall be qualified in its entirety by such laws such that, notwithstanding Section 2 and the other provisions of this Agreement, (i) this Agreement shall not extend to the Indemnitee any rights that may not be lawfully be granted by the Company under such laws and (ii) this Agreement shall provide the Indemnitee with rights to indemnification to the fullest extent as may be granted under such laws.

10.	Advancement of Expenses and Final Settlement Resolution.

          The right to indemnification hereunder shall include the right to have the Company advance to the Indemnitee any Expenses incurred in connection with any Action immediately upon request therefore by the Indemnitee in advance of its final disposition (including, without limitation, any and all amounts paid in settlement of any Action, subject to the receipt of required consents under Section 5(e)). However, the Indemnitee shall reimburse the Company to the extent it shall ultimately be determined by a final non-appealable court order that the indemnification of the Indemnitee for such Expenses is not lawful. In the event the Indemnitee is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse the Indemnitee for all of the Indemnitee’s Expenses in bringing and pursuing such action.

11.	Continuation of Indemnity.

          All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a director of the Company or any Related Company and shall continue thereafter so long as the Indemnitee shall be subject to any possible Action by reason of the fact that the Indemnitee was a director of the Corporation or was serving in any other capacity referred to herein.

12.	Engagement.

          The Company has agreed to the compensation of Indemnitee, in his capacity as Chairman of the Board of the Company as set forth on Exhibit A. The compensation will commence on the Effective Date and initial amounts payable will be paid as soon as practicable thereafter. At the request of the Indemnitee, upon the Effective Date, the Company shall enter into an engagement agreement with the Indemnitee providing for the compensation set forth on Exhibit A, and otherwise on terms reasonably acceptable to the Indemnitee.

13.	General.

(a) The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal or personal representatives of the parties hereto.

(b) This Agreement cannot be amended, modified, terminated or repealed except by written document signed by all parties hereto.

(c) This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to its provisions concerning conflict of laws.

          (d) This Agreement may be executed and delivered in one or more counterparts, each of which when executed and delivered shall be deemed to be an original but all of which when taken together shall constitute one and the same Agreement.

          (e) The Indemnitee shall not be entitled to any payment hereunder, to the extent that Indemnitee has otherwise actually received payment of the amount so indemnifiable (under insurance policy, by the Company, any Plan Proponent or otherwise).

          (f) Subsequent to the Effective Date and to any obligations under Section 4 which explicitly survive the Effective Date, the Company shall have the right to substitute for this Agreement another form of indemnity agreement which is made available to all directors of the Company at that time; provided that such substituted agreement is reasonably acceptable to the Indemnitee and in any event shall not prejudice the rights of Indemnitee in respect of any then pending Actions.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the date first written above.

GREEKTOWN SUPERHOLDINGS, INC.

By:	/s/ Cliff Vallier

Name: Cliff Vallier
Title: President, Chief Financial Officer

/s/ George Boyer

George Boyer

NOTEHOLDER PLAN PROPONENTS:

JOHN HANCOCK BOND FUND

By:	/s/ Barry Evans

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS II ACTIVE BOND FUND

By:	/s/ Barry Evans

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS II HIGH INCOME FUND

By:	/s/ Barry Evans

Name: Barry Evans
Title: President, Chief Investment Officer

[Signature Page to Indemnification Agreement]

JOHN HANCOCK FUNDS II STRATEGIC INCOME FUND

By:	/s/ Barry Evans

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS III LEVERAGED COMPANIES FUND

By:	/s/ Barry Evans

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK FUNDS TRUST ACTIVE BOND TRUST

By:	/s/ Barry Evans

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK HIGH YIELD FUND

By:	/s/ Barry Evans

Name: Barry Evans
Title: President, Chief Investment Officer

JOHN HANCOCK INCOME SECURITIES TRUST

By:	/s/ Barry Evans

Name: Barry Evans
Title: President, Chief Investment Officer

[Signature Page to Indemnification Agreement]

JOHN HANCOCK INVESTORS TRUST

By:	/s/ Barry Evans

	Name:	Barry Evans
	Title:	President, Chief Investment Officer

JOHN HANCOCK STRATEGIC INCOME FUND

By:	/s/ Barry Evans

	Name:	Barry Evans
	Title:	President, Chief Investment Officer

JOHN HANCOCK TRUST STRATEGIC INCOME TRUST

By:	/s/ Barry Evans

	Name:	Barry Evans
	Title:	President, Chief Investment Officer

MANULIFE GLOBAL FUND STRATEGIC INCOME

By:	/s/ Barry Evans

	Name:	Barry Evans
	Title:	President, Chief Investment Officer

[Signature Page to Indemnification Agreement]

MANULIFE GLOBAL FUND U.S. BOND FUND

By:	/s/ Barry Evans

	Name:	Barry Evans
	Title:	President, Chief Investment Officer

MANULIFE GLOBAL FUND U.S. SPECIAL BOND FUND

By:	/s/ Barry Evans

	Name:	Barry Evans
	Title:	President, Chief Investment Officer

BRIGADE CAPITAL MANAGEMENT

By:	/s/ Don Morgan

	Name:	Don Morgan
	Title:	Managing Partner

SOLA LTD

By:	/s/ Christopher Pucillo

	Name:	Christopher Pucillo
	Title:	Director

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	/s/ Christopher Pucillo

	Name:	Christopher Pucillo
	Title:	Director

[Signature Page to Indemnification Agreement]

Exhibit A

Chairman of Board Compensation for Greektown Superholdings, Inc.

Annual Retainers

•	$225,000 annual retainers to be paid half in cash and half in restricted common stock, vesting in quarterly increments over a one year period.

No separate per meeting fees

Equity issuance following Effective Date for joining board

•	$225,000 of restricted common stock, vesting in three equal annual installments

Schedule A

Noteholder Plan Proponent	Contribution Percentage

John Hancock Strategic Income Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	6.956%

John Hancock Trust Strategic Income Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.219%

John Hancock Funds II Strategic Income Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	2.480%

John Hancock High Yield Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	15.454%

John Hancock Funds II High Income Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	6.610%

John Hancock Bond Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.741%

John Hancock Income Securities Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.642%

John Hancock Investors Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.817%

John Hancock Funds III Leveraged Companies Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.046%

John Hancock Funds II Active Bond Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.139%

John Hancock Funds Trust Active Bond Trust
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.687%

Manulife Global Fund U.S. Bond Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.032%

Manulife Global Fund U.S. Special Bond Fund
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.123%

Manulife Global Fund Strategic Income
c/o MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199	0.054%

Brigade Capital Management
399 Park Avenue, 16th Floor
New York, NY 10022	32.500%

Sola Ltd.
c/o Solus Alternative Asset Management LP
430 Park Avenue, 9th Floor
New York, New York 10022	20.000%

Solus Core Opportunities Master Fund Ltd
c/o Solus Alternative Asset Management LP
430 Park Avenue, 9th Floor
New York, New York 10022	12.500%